UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 26, 2002




                               EARTHNETMEDIA, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

        NEVADA                     333-57514                     95-4834274
(STATE OR JURISDICTION            (COMMISSION                 (I.R.S. EMPLOYER
   OF INCORPORATION)                FILE NO.)                IDENTIFICATION NO.)

                                222 AMALFI DRIVE
                             SANTA MONICA, CA 90402
                               TEL: (310) 459-1081
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.

Item 4.  Change in Registrant's Certifying Accountant

         (a) Resignation of previous independent accountant.

         (i) On September 20, 2002, the Company was notified by John P. Semmens, its certifying accountant, that he is resigning as auditor to the Company because his firm is no longer auditing publicly reporting companies subject to the rules of the Securities and Exchange Commission.
         (ii) Mr. Semmens' reports on the Company's financial statements for the past two fiscal years have been qualified as to whether the Company would continue as a going concern.
         (iii) During the two most recent fiscal years and through September 20, 2002, there have been no disagreements between the Company and Mr. Semmens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mr. Semmens, would have caused him to make reference to the subject matter thereof in his report on the Company's financial statements for such periods.
         (iv) During the two most recent fiscal years and through September 20, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
         (v) At the request of the Company, Mr. Semmens furnished a letter addressed to the Securities and Exchange Commission stating that he agrees with the above statements. A copy of such letter, dated September 25, 2002, is filed as Exhibit 16 to this Form 8-K.

         (b) Engagement of new independent accountant

         The Company is currently in the process of engaging new independent accountants.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

EXHBIT 16  Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EARTHNETMEDIA, INC.



                                        By: /s/ THOMAS P. CARSON
                                            ________________________________
                                                Thomas P. Carson
                                                Executive Vice President and
                                                Chief Financial Officer

Date:  September 26, 2002